UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Roanoke Electric Steel Corporation

(Name of Registrant as Specified In Its Charter)

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ROANOKE ELECTRIC STEEL CORPORATION P.O. BOX 13948 ROANOKE, VIRGINIA 24038-3948

December 29, 2003

DEAR SHAREHOLDER:

The Annual Meeting of Shareholders of Roanoke Electric Steel Corporation will be held at 10:00 a.m. on Tuesday, February 17, 2004, in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia. Enclosed you will find the formal Notice, Proxy and Proxy Statement detailing the matters which will be acted upon.

Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy as soon as possible in the enclosed postage-paid envelope. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

We appreciate your continued interest and investment in Roanoke Electric Steel Corporation.

Sincerely,

DONALD G. SMITH

Chairman and CEO

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ROANOKE ELECTRIC STEEL CORPORATION:

NOTICE is hereby given that the 2004 Annual Meeting of Shareholders of Roanoke Electric Steel Corporation (the “Company”) will be held in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, on Tuesday, February 17, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect three Class B directors to serve until the Annual Meeting of Shareholders in 2007, and, in the case of each director, until his successor is duly elected and qualifed; and

2.	To transact such other business as may properly come before the Meeting, or any adjournments thereof.

Only shareholders of record at the close of business on December 9, 2003, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof.

To assure that your shares are represented at the Annual Meeting, please complete, date, sign and mail promptly the enclosed proxy card in the return envelope provided. Your proxy is revocable at any time prior to its exercise, and if you are present at the meeting, you may withdraw your proxy and vote in person if you so desire.

By Order of the Board of Directors

THOMAS J. CRAWFORD

Vice President Administration

And Secretary

December 29, 2003

ROANOKE ELECTRIC STEEL CORPORATION P.O. BOX 13948 ROANOKE, VIRGINIA 24038-3948

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

The solicitation of the enclosed 2004 proxy is made by and on behalf of the Board of Directors (the “Board”) of Roanoke Electric Steel Corporation (the “Company”) to be used at the 2004 Annual Meeting of Shareholders to be held on Tuesday, February 17, 2004, at 10:00 a.m., local time, in the Auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of the Proxy Statement and the accompanying proxy is December 29, 2003.

The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegram or personal calls. No additional compensation will be paid by the Company to such officers, directors and regular employees for such solicitation assistance. It is contemplated that brokerage houses and nominees will be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for reasonable charges and expenses in this connection.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by submitting a signed proxy bearing a later date or by written notice of revocation of the proxy sent to the Corporate Secretary of the Company, P.O. Box 13948, Roanoke, Virginia 24038-3948.

The Annual Report to Shareholders, including the financial statements for the year ended October 31, 2003, reported upon by Deloitte & Touche LLP, is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

As of December 9, 2003, the Company had outstanding 10,932,813 shares of common stock, each of which is entitled to one vote at the Annual Meeting. Only shareholders of record at the close of business on December 9, 2003, will be entitled to vote at the Annual Meeting or any adjournments thereof.

A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee (“Broker Shares”) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted will not be included in determining the number of votes cast.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of December 9, 2003, information with respect to the known beneficial owners of more than five percent of the outstanding common stock of the Company. Unless otherwise noted in the footnotes to the table, the named beneficial owners have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Wesley Guylay Capital Management, L.P., Wesley Guylay Capital Management III, L.P. and Wesley Richard Guylay 30 Rockefeller Plaza, Suite 4535 New York, NY 10112	732,811	(1)	6.7%

Sarah Hancock McClain 299 Redbud Lane, Rte. 951 Moneta, VA 24121	950,469		8.7%

Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler 1000 North Water Street, #1770 Milwaukee, WI 53202	1,049,488	(2)	9.6%

(1)	Information is based on a Schedule 13G, reporting sole voting and dispositive power by Wesley Richard Guylay, general partner.

(2)	Information is based on a Schedule 13F, filed as of September 30, 2003, on behalf of Artisan Partners Limited Partnership (“Artisan Partners”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, Artisan Investment Corporation (“Artisan Corp.”), the General Partner of Artisan Partners, and Mr. Ziegler and Ms. Ziegler, the principal stockholders of Artisan Corp., indicating shared voting and dispositive power of the reported shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of December 9, 2003, certain information regarding the beneficial ownership of the common stock of the Company by each director and nominee, each executive officer named in the Summary Compensation Table, and directors, nominees and executive officers as a group. Unless otherwise noted in the footnotes to the table, the named persons have sole voting and investment power with respect to all outstanding shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner and Number of Persons in Group	Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)

Frank A. Boxley(3) (4)	155,700	1.4%
George B. Cartledge, Jr.(4) (5)	181,292	1.7%
Thomas J. Crawford	48,322	*
Timothy R. Duke	30,000	*
Donald R. Higgins(4)	61,205	*
George W. Logan(4)	408,600	3.7%
Charles I. Lunsford, II(4)	20,245	*
John E. Morris(4) (6)	34,447	*
Thomas L. Robertson	33,225	*
Donald G. Smith(4)	227,736	2.1%
Charles W. Steger	350	*
Joseph H. Vipperman	350	*
All directors, nominees and executive officers as a group (12 persons)	1,201,472	10.8%

*	Less than one percent.
(1)	Includes the following number of shares of common stock that may be acquired within 60 days of the Record Date through the exercise of stock options under one or more of the Company’s stock plans: Mr. Boxley, 3,000; Mr. Cartledge, 3,000; Mr. Crawford, 24,000; Mr. Duke, 26,000; Mr. Higgins, 24,000; Mr. Logan, 3,000; Mr. Lunsford, 3,000; Mr. Robertson, 3,000; Mr. Smith, 96,000; and all directors and executive officers as a group, 185,000.
(2)	Based on the number of shares outstanding at, or acquirable within 60 days of, the Record Date.
(3)	Retiring from the Board of Directors at the Annual Meeting of Shareholders on February 17, 2004.
(4)	Includes the following number of shares of common stock owned by or for the benefit of family members of the following directors and executive officers: Mr. Boxley, 85,906; Mr. Cartledge, 3,792; Mr. Higgins, 1,450; Mr. Logan, 23,100; Mr. Lunsford, 17,245; Mr. Morris, 34,447; and Mr. Smith, 38,384.
(5)	Includes 50,000 shares held by Grand Home Furnishings, Inc., of which Mr. Cartledge is Chairman, and 67,500 shares held in a trust, of which Mr. Cartledge is co-trustee, for the benefit of his children.
(6)	Retired on November 30, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and designated executive officers, and any person who beneficially owns more than 10% of the Company’s outstanding shares of common stock, to file with the Securities and Exchange Commission (the “SEC”) reports disclosing their initial ownership of the Company’s common stock, as well as subsequent reports disclosing changes in such ownership. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company, the Company’s directors and designated executive officers timely complied with their respective Section 16(a) filing requirements except as noted below.

On December 4, 2002, each of Messrs. Smith, Crawford, Duke, Higgins and Morris were granted stock options under the Company’s Employees’ Stock Option Plan. The number and terms of the options are described in the table titled “Option Grants in the Last Fiscal Year” in this Proxy Statement. Statements of changes in beneficial ownership on Form 4, reflecting these transactions, were filed with the SEC on April 30, 2003.

ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes (A, B and C) with staggered three-year terms. The current term of office of the Class B directors, Mr. Frank A. Boxley, Mr. Timothy R. Duke and Mr. George W. Logan, expires at the 2004 Annual Meeting of Shareholders. The terms of the Class C and A directors expire in 2005 and 2006, respectively.

Mr. Boxley will retire from the Board at the 2004 Annual Meeting, due to the mandatory retirement provisions applicable to the Company’s directors. The Nominating and Corporate Governance Committee has nominated Mr. Duke and Mr. Logan for reelection as Class B directors and Mr. Joseph H. Vipperman for election as a Class B Director, to fill the vacancy created by the retirement of Mr. Boxley.

It is the intention of the persons named as proxies, unless instructed otherwise, to vote for the election of each of the three nominees set forth below. Each nominee has consented to being named as a nominee and has agreed to serve if elected. If any nominee shall unexpectedly be unable to serve, the shares represented by all valid proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board. At this time, the Board knows of no reason why any nominee might be unable to serve. The Class B nominees will serve for a three-year term until the 2007 Annual Meeting and until their successors are elected and qualified.

The Board of Directors recommends a vote FOR each of the nominees for Director.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the directors and nominees for election to the Board at the 2004 Annual Meeting of Shareholders. Except for Messrs. Smith and Duke, who are named executive officers of the Company, each of the Company’s current directors, and each nominee for director, is “independent” under the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”).

Name, Age, Principal Occupation and Certain Other Directorships	Director Since

NOMINEES FOR DIRECTOR
CLASS B
(Serving until 2007 Annual Meeting)
TIMOTHY R. DUKE (52). President and Chief Executive Officer, Steel of West Virginia, Inc., a wholly-owned subsidiary of the Company.	1999
GEORGE W. LOGAN (58). Chairman, Valley Financial Corporation, a holding company for Valley Bank, N.A., a general commercial and retail banking business. Director, Valley Financial Corporation, RGC Resources, Inc.	1997
JOSEPH H. VIPPERMAN (63). Retired since August 2002; prior thereto, Executive Vice President – Corporate Services, American Electric Power, Columbus, Ohio.

Name, Age, Principal Occupation and Certain Other Directorships	Director Since

DIRECTORS CONTINUING IN OFFICE
CLASS C
(Serving until 2005 Annual Meeting)
CHARLES I. LUNSFORD, II (63). Retired since January 1998; prior thereto, Chairman, Chas. Lunsford Sons & Associates, a general insurance brokerage firm and agency.	1978
CHARLES W. STEGER (56). President, Virginia Polytechnic Institute and State University (“Virginia Tech”) since January 2000; prior thereto, Vice President for Development and University Relations, Virginia Tech. Director, FNB Corporation.	2002

DIRECTORS CONTINUING IN OFFICE

CLASS A

(Serving until 2006 Annual Meeting)

GEORGE B. CARTLEDGE, JR. (62). Chairman, Grand Home Furnishings, Inc. (“Grand”), a retailer of home and office furniture, since January 1999; prior thereto, President, Grand.	1991
THOMAS L. ROBERTSON (60). Chairman, Carilion Foundation; Chairman, Carilion Biomedical Institute 2000-2002; prior thereto, President and Chief Executive Officer, Carilion Health System, a regional provider of healthcare services. Director, RGC Resources, Inc.	1992
DONALD G. SMITH (68). Chairman of the Board, President, Treasurer and Chief Executive Officer of the Company. Director, American Electric Power Company, Inc.	1984

BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board

The Board of Directors held twelve meetings during fiscal 2003. All directors attended 75% or more of the total number of meetings of the Board and the committees of the Board on which they served.

Director Compensation

Each director of the Company receives a $6,000 annual retainer plus $500 for each Board meeting attended. In addition, non-employee directors receive a fee of $750 for each committee meeting attended. Directors not residing in Roanoke, Virginia, are reimbursed for actual travel expenses to attend Board and committee meetings.

On February 18, 1997, the Company implemented a Non-Employee Director Stock Option Plan (the “Director’s Plan”). The total underlying shares issuable pursuant to options granted to any individual non-employee director under the Director’s Plan is limited to a maximum of 3,000 shares, with a maximum aggregate of 25,000 shares issuable under the Director’s Plan. Future non-employee directors are eligible for participation in the Director’s Plan. At October 31, 2003, each current non-employee director, except Dr. Steger, has received options to purchase 3,000 shares of Company common stock at the fair market value on date of grant, with a term of ten years. To date, 24,000 shares of the maximum aggregate shares issuable pursuant to options have been granted to non-employee directors.

Directors’ Retirement Plan

The Board adopted, effective as of January 24, 1989, an unfunded directors’ retirement plan, whereby eligible directors of the Company will receive a monthly benefit following retirement from the Board. A director is eligible after five years of service as a director and will be paid an amount equal to the retainer fee being paid  to then current members of the Board for a period corresponding in duration with the participant’s years of service as a director of the Company, or such longer or shorter period as the Board may determine. In all cases, payment of benefits will cease upon the death of the participant.

Committees of the Board

The Board of Directors of the Company has standing Executive, Audit, Profit Sharing Plan, Nominating and Corporate Governance and Compensation and Stock Option Committees. The respective membership on and functions of such committees are set forth below.

The Executive Committee of the Board is composed of directors Smith (Chairman), Cartledge, Logan and Robertson. This Committee is authorized to act, between meetings of the Board, in the place and stead of the Board, except with respect to matters reserved for the Board by Virginia law or by resolution of the Board. The Executive Committee met thirteen times in fiscal 2003.

The Audit Committee of the Board is composed of directors Robertson (Chairman), Logan, and Steger. Each member of the Committee is “independent” under the applicable rules of Nasdaq. In addition, each member of the Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement and none of the members of the committee have participated in the preparation of the financial statements of the Company or any subsidiary during the past three years. Each member of the Committee is financially sophisticated as defined by Nasdaq, and both Mr. Robertson and Mr. Logan have been designated as an “audit committee financial expert” as defined by the SEC. The functions of the Committee include overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, selecting and overseeing the work performed by the Company’s independent public accountants, reviewing annual and interim reports of the Company and the independent public accountants of the Company, reviewing significant financial information, reviewing the Company’s system of internal controls and reviewing and approving all related party transactions. The Audit Committee met four times in fiscal 2003.

The Profit Sharing Plan Committee of the Board is composed of directors Lunsford (Chairman) and Smith. The Committee meets quarterly to administer the Employees’ Profit Sharing Plan of the Company, including making amendments thereto and issuing rulings or interpretations thereunder. The Profit Sharing Plan Committee met four times in fiscal 2003.

The Compensation and Stock Option Committee of the Board is composed of directors Cartledge (Chairman), Lunsford and retiring director Boxley. Each member of the committee is “independent” under the applicable rules of Nasdaq. The Committee meets as necessary to oversee the Company’s compensation and benefit practices, recommend to the full Board the compensation arrangements for the Company’s senior officers, administer the Company’s executive compensation plans and administer and consider awards under the Company’s Employees’ Stock Option Plan. The Compensation and Stock Option Committee met twice in fiscal 2003.

The Nominating and Corporate Governance Committee is composed of directors Lunsford (Chairman), Cartledge and Steger. Each member of the committee is “independent” under the applicable rules of Nasdaq. The Committee was established in November 2003, and held its first meeting on December 1, 2003. The Committee is responsible for considering and recommending nominees for the Board of Directors, assessing the performance of the Board of Directors, evaluating issues of corporate governance, and recommending the process through which the Board of Directors conducts its business.

EXECUTIVE COMPENSATION

The following table provides certain summary information for the fiscal years ended October 31, 2003, 2002 and 2001 concerning the compensation of the Company’s Chief Executive Officer and each of the other executive officers of the Company whose total annual compensation and bonus in fiscal 2003 exceeded $100,000 (hereinafter referred to as the “Named Executive Officers”).

Summary Compensation Table

Long Term Compensation
Name and Principal Position	Annual Compensation(1)			Awards
	Year	Salary($)	Bonus($)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Donald G. Smith Chairman, President, Treasurer and CEO	2003 2002 2001	402,000 412,000 400,667	86,563 51,499 128,958	24,000 — 24,000	7,638 1,808 6,382
Donald R. Higgins Vice President-Sales	2003 2002 2001	168,000 168,000 164,667	27,051 16,093 40,299	6,000 — 6,000	4,618 70 4,662
John E. Morris (4) Vice President-Finance and Assistant Treasurer	2003 2002 2001	167,000 167,000 163,667	27,051 16,093 40,299	6,000 — 6,000	5,157 70 4,924
Thomas J. Crawford Vice President Administration and Corporate Secretary	2003 2002 2001	153,000 153,000 149,667	21,641 12,875 32,240	6,000 — 6,000	3,797 70 4,248
Timothy R. Duke President and CEO, Steel of West Virginia, Inc.	2003 2002 2001	282,000 292,000 287,333	17,382 5,793 29,967	7,000 — 7,000	622 668 424

(1)	None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus reported in the above table.

(2)	Represents incentive compensation paid according to the incentive compensation program, as described in the Compensation and Stock Option Committee Report on Executive Compensation.

(3)	Includes for 2003 (i) amounts paid as additional cash compensation from the Profit Sharing Plan of the Company and its subsidiaries, and (ii) employer paid insurance premiums, respectively, for the Named Executive Officers as follows: Mr. Smith, $2,571 and $5,067; Mr. Higgins, $2,559 and $2,059; Mr. Morris, $2,550 and $2.607; Mr. Crawford, $2,516 and $1,281; and Mr. Duke, $0 and $622.

(4)	Retired on November 30, 2003.

The following table sets forth information regarding stock options granted to each of the Named Executive Officers during the fiscal year ended October 31, 2003.

Option Grants in Last Fiscal Year

	Individual Grants					Grant Date Value
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price(1) ($/Share)	Market Price on Date of Grant ($/Share)	Expiration Date	Grant Date Present Value($)(2)
Donald G. Smith	24,000	21.3	8.44	9.93	12/04/07	132,720
Donald R. Higgins	6,000	5.3	8.44	9.93	12/04/07	33,180
John E. Morris	6,000	5.3	8.44	9.93	12/04/07	33,180
Thomas J. Crawford	6,000	5.3	8.44	9.93	12/04/07	33,180
Timothy R. Duke	7,000	6.2	8.44	9.93	12/04/07	38,710

(1)	The exercise price of the options granted is equal to 85% of the closing sales price of the Company’s common stock on the Nasdaq National Market on the date of grant. Options generally expire five years from the date of grant.

(2)	Based on a grant date present value of $5.53 per option share, which was derived using the Black-Scholes option pricing model in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to forecast future appreciation of the Company’s stock price. The Black-Scholes model was used with the following assumptions: market price on grant date of $9.93 per share; an option exercise date of December 4, 2007; a risk-free rate of return of 3.25%; a dividend yield of 1.58%; and expected volatility of 67.24%. No adjustments are made for risk of forfeiture or non-transferability.

The following table sets forth information regarding stock options exercised by each of the Named Executive Officers during the fiscal year ended October 31, 2003 and the value of unexercised options held by such persons on October 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Donald G. Smith	—	—	96,000/0	45,840/0
Donald R. Higgins	—	—	24,000/0	11,460/0
John E. Morris	—	—	24,000/0	11,460/0
Thomas J. Crawford	—	—	24,000/0	11,460/0
Timothy R. Duke	—	—	26,000/0	13,370/0

Change in Control Arrangements

The Company has entered into executive severance agreements designed to serve the best interests of the Company and its shareholders. The purpose of the agreements is (i) to insure that the shareholders’ interest is protected during negotiations relating to possible business combination transactions by placing the executives responsible for negotiations in an objective, impartial position; and (ii) to encourage key managers to remain with the Company to run the Company’s business. All of the persons named in the Summary Compensation Table have executed executive severance agreements, and, upon termination of their employment with the Company for any reason (other than death, retirement, cause, disability or voluntary termination for other than good reason) within three years of that change in control, would be entitled to benefits from the Company, including, but not limited to, (i) a cash payment in an amount equal to 2.99 times their respective annual compensation; and (ii) continuation of their usual executive benefits for up to three years after termination.

The executive severance agreements define a “change in control” as a transaction that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K under the Securities Exchange Act of 1934, including, without limitation, (i) any person, entity or group becoming the beneficial owner, directly or indirectly, of the securities of the Company representing 20% or more of the combined voting power of the Company, or (ii) the individuals who on the date of the executive severance agreement constitute the Board of Directors ceasing for any reason to constitute at least a majority of the Board unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least 75% of the incumbent directors then still in office.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation and Stock Option Committee (the “Committee”) of the Board of Directors is comprised of three non-employee directors, none of whom are eligible to participate in any of the compensation plans administered by the Committee. None of the members of the Committee is, or has been, an officer or employee of the Company. The Committee is generally charged with overseeing the Company’s compensation and benefit practices, making determinations regarding the award of stock options to the Company’s executive officers and other employees under the Company’s Employees’ Stock Option Plan (the “Option Plan”) and providing recommendations to the full Board on the salary, incentives and other compensation of the Company’s senior officers.

Compensation Program. The Company’s executive compensation program is designed to attract and retain qualified executives, to support a longstanding internal culture of loyalty and dedication to the interests of the Company and to reward its executives for short and long-term operating results and individual contributions which enhance the value of shareholders’ investment in the Company. Compensation of the executive officers, including the Chief Executive Officer, has been structured and administered so that a substantial component of total compensation is dependent upon, and directly related to, the Company’s earnings, growth and profitability. Salaries are set at levels which in general are less than amounts paid by competitors, with the incentive compensation program (described below) providing an opportunity for executives to earn competitive levels of total cash compensation. The Company’s executive compensation program encourages executives to increase profitability and shareholder value.

Base Salary. Base salaries for executive officers for 2003 were recommended by the Committee and approved by the Board of Directors. The amount of base salary for executive officers other than the Chief Executive Officer is recommended to the Committee by the Chief Executive Officer, based on his evaluation of the executive’s performance and contribution to the Company’s overall results and current and projected economic conditions. The base salary recommendation for the Chief Executive Officer is determined separately by the Committee after reviewing the Chief Executive Officer’s performance, the overall results of the Company and the economic climate. In recommending the base salaries for both the Chief Executive Officer and the other executive officers, the Committee also considers the salaries paid to the chief executive officers and executive officers of other companies, as well as inflation and cost of living factors. The salaries of the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers received no increases in base salary in 2003.

Incentive Compensation Program. The Company’s incentive compensation program, which was established in 1958, has insured that a portion of the total compensation of the executive officers is at risk with respect to the profitability of the Company. The purpose of the incentive program is to directly link a significant portion of executive compensation to Company profitability, which will motivate executives to increase profitability and will reward executives with respect to the Company’s success. The emphasis on incentive compensation for executives is consistent with the pay-for-performance policy applied throughout the Company. The Committee believes this approach provides competitive compensation and is in the best interests of the Company and its shareholders. Under the program, a percentage of the consolidated monthly gross profits, before profit sharing and taxes, of the Company or of Steel of West Virginia, Inc. (“SWVA”), may be distributed to Company officers. At October 31, 2003, the incentive percentages being paid to Messrs. Smith, Higgins, Morris and Crawford totaled 3.75% of the consolidated monthly gross profits, before profit sharing and taxes, of the Company, and the incentive percentage being paid to Mr. Duke was 2.0% of the consolidated monthly gross profits, before profit sharing and taxes, of SWVA. The percentage of incentive compensation to be received by each executive officer, if any, is approved annually by the Board, upon recommendation of the Committee, using the same procedures and criteria that are applied in determining base salary. The Committee determines the percentage to be awarded to the Chief Executive Officer. The percentages for the other executive officers are recommended by the Chief Executive Officer and are reviewed and approved by the Committee. Incentives earned by the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers received no increase in incentive compensation percentage in 2003.

Stock Options. Stock options awarded under the Option Plan are used as incentives for individual and Company performance and to foster stock ownership by Company executives and other employees. The Compensation and Stock Option Committee has sole responsibility for determining all awards of stock options under the Option Plan, including awards to the Company’s executive officers, and for establishing the terms and exercise periods (not to exceed five years) of such options, the requisite conditions for exercise and the amounts of the awards. Under the Option Plan, the option price is 85% of the closing per share sales price of the Company’s common stock on the date of grant. In awarding options to executive officers, the Compensation and Stock Option Committee considers the factors set forth above, as well as the individual’s current shareholdings in the Company. The Compensation and Stock Option Committee currently reviews and determines each year the frequency, timing, number, or size of option grants to executive officers and other employees of the Company. As of the record date, awards covering 112,500 shares of the Company’s common stock are available for grants under the Option Plan.

Compensation of the Chief Executive Officer. In determining the compensation of the Chief Executive Officer, the Committee is guided by the policies and programs described above, Company performance and competitive practices. The primary factor underlying this arrangement is the Company’s emphasis on tying a substantial portion of executives’ total compensation to the Company’s performance. The amount of total cash compensation of the Chief Executive Officer fluctuates depending on the profitability of the Company. As mentioned previously, the base salary for the Chief Executive Officer and the incentive compensation percentage did not change in 2003.

SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE:

George B. Cartledge, Jr., Chairman	Frank A. Boxley	Charles I. Lunsford, II

AUDIT COMMITTEE AND OTHER AUDIT MATTERS

Report of the Audit Committee.    The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The charter has been amended and restated in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations proposed or issued by the SEC and Nasdaq. A copy of the amended and restated charter is attached as Exhibit A to this proxy statement.

The Committee is responsible for overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. As set forth in its charter, the Committee acts in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company’s financial statements and reports, as well as the independent public accountants who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Committee met four times during fiscal year 2003. In the course of its meetings, the Committee met with the Company’s independent public accountants, both with and without management, and reviewed the results of their audit examinations, evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, by the Sarbanes-Oxley Act of 2002, and by the charter of this Committee, and it received and discussed with the independent public accountants their written report required by Independence Standards Board Standard No. 1.

The Committee has reviewed with management and Deloitte & Touche LLP the Company’s audited financial statements for fiscal year 2003, and discussed, among other things, the quality and acceptability of the financial reporting, the reasonableness and consistency of significant accounting judgments and estimates, and the quality of disclosures in the financial statements. Management has represented, and Deloitte & Touche LLP has confirmed, to the Committee that the financial statements have been prepared in accordance with generally accepted accounting principles.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2003.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD

Thomas L. Robertson, Chairman	George W. Logan	Charles W. Steger

Audit and Non-Audit Fees.    The following table sets forth fees paid to Deloitte & Touche LLP for services provided during fiscal years 2003 and 2002:

	2003	2002
Audit Fees[1]	$253,892	$252,972
Audit Related Fees[2]	40,275	18,270
Tax Fees[3]	112,851	94,610
All Other Fees	—	—

TOTAL	$407,018	$365,852

[1]	Represents fees for professional services provided in connection with the audit of annual financial statements and review of quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.
[2]	Represents fees for assurance services related to the audit of the Company’s financial statements and for services in connection with audits of the Company’s benefit plans.
[3]	Represents fees for services provided in connection with tax compliance, tax advice and tax planning, including services provided in connection with assistance in the preparation and filing of tax returns.

The Audit Committee has determined that the provision of audit and non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP’s independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Deloitte & Touche LLP. In other cases, the Chairman of the Audit Committee has the delegated authority from the Committee to pre-approve certain additional services, and such pre-approvals are communicated to the full Committee at its next meeting. During fiscal year 2003, all services were approved by the Audit Committee in accordance with this policy.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company’s common stock with the cumulative total returns on the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) and the Standard & Poor’s Steel Index (the “S&P Steel”) for the five year period commencing on October 31, 1998 and ending on October 31, 2003. These comparisons assume the investment of $100 in the Company’s common stock and each of the indices on October 31, 1998 and the reinvestment of dividends.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has reappointed Deloitte & Touche LLP as the independent public accounting firm to audit the Company’s financial statements for the year beginning November 1, 2003. In making this appointment, the Audit Committee considered a number of factors including, the qualification, performance, and independence of Deloitte & Touche LLP.

It is expected that representatives of Deloitte & Touche LLP will be present at the annual meeting and that they will have the opportunity to make a statement and respond to appropriate questions.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Corporate Secretary, at its principal executive offices, 102 Westside Boulevard, N.W., Roanoke, Virginia 24017, no later than August 31, 2004. The Company’s Bylaws limit the business to be transacted at a meeting of shareholders to that specified in the notice of the meeting, those otherwise properly presented by the Board of Directors and those presented by a shareholder of record of the Company so long as the shareholder gives the President of the Company written notice of the matter not less than sixty nor more than ninety days prior to the meeting. However, if less than seventy days notice or prior public disclosure of the date of the meeting is given or made, notice by the shareholders will be considered timely if it is received by the close of business on the tenth day following the day on which such notice of the meeting was given or the public disclosure was made. Notice is deemed to have been given more than seventy days in advance of an annual meeting of shareholders if the annual meeting is called on the third Tuesday of February. The shareholder’s written notice under this Bylaw provision must include certain specified information concerning the proposal, and information as to the proponent’s ownership of the Company common stock. Proposals not meeting these requirements will not be entertained at a shareholder’s meeting.

MISCELLANEOUS

All properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the specifications contained thereon.

The Board knows of no other matter which may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote in accordance with their judgment upon such matter.

The Company’s 2003 Annual Report on Form 10-K will be available at the Company’s website (http//www.roanokesteel.com) and at the SEC’s website (http//www.sec.gov) within a few days after the filing of the report with the SEC. A copy of the report also may be obtained after January 29, 2003, by any shareholder, free of charge, upon written request to the Company’s Secretary.

By Order of the Board of Directors

THOMAS J. CRAWFORD

Vice President Administration

and Secretary

EXHIBIT A

ROANOKE ELECTRIC STEEL CORPORATION

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

November 18, 2003

I.	Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Roanoke Electric Steel Corporation (the “Company”) with the primary purpose of overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In fulfillment of its purpose, the Committee will:

•	Monitor the integrity of the Company’s financial statements, financial reporting processes and systems of disclosure controls, internal controls over financial reporting, and other internal controls regarding finance, accounting and legal compliance that management and the Board have established and assigned to this Committee to oversee.

•	Select and appoint the Company’s independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, by the Company’s independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors.

•	Oversee the Company’s compliance with legal and regulatory requirements.

•	Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company’s expense, legal, accounting or other advisers it deems appropriate in the performance of its duties. The Company shall at all times provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to advisers that the Committee chooses to engage.

The Committee will primarily fulfill its purpose by carrying out the activities enumerated in Section III of this Charter. The Committee will report regularly to the Board regarding the execution of its duties and responsibilities.

II.	Composition and Meetings

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by applicable rules and regulations), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market (as may be modified or supplemented).

Committee members shall be appointed by the Board. If a Committee Chairman is not designated by the Board or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may determine. As part of its job to foster open communication, the Committee should meet periodically with management and the independent auditors, in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chairman, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based on the independent auditors’ applicable review or audit procedures.

The Committee shall have free and confidential access at anytime to the independent auditor, the controller, and management of the Company, and these individuals shall have similar access to the Committee.

III.	Responsibilities and Duties

Review Procedures

1.	Review and evaluate the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the Securities and Exchange Commission and the Nasdaq Stock Market (as may be modified or supplemented).

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements. Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with management and the independent auditors the quarterly report on Form 10-Q and any current report on Form 8-K prior to filing.

4.	Review earnings news releases with management, including a review of any “pro-forma” or “adjusted” non-GAAP information.

5.	Discuss with management any financial and other information provided to analysts and rating agencies. Such discussions may be on general terms.

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Independent	Auditors

6.	Appoint, approve compensation for, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors will report directly to the Committee and the Committee will oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the independent auditors’ performance of permissible non-audit services is compatible with the independent auditors’ independence.

7.	Review with the independent auditor any problems or difficulties (including whether any officer, director, employee or agent of the Company has acted to coerce, manipulate, mislead, or otherwise influence the independent auditors during its work) and management’s response; review the independent auditors’ attestation and report on management’s report on internal controls over financial reporting; and hold timely discussions with the independent auditors regarding the following:

•	All critical accounting policies and practices.

•	All alternative treatments of financial information with generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management including, without limitation, the management letter and schedule of unadjusted differences.

•	An analysis of the auditors’ judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

8.	At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities.

•	All significant relationships between the independent auditor and the Company.

9.	Review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meetings. Approval of non-audit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended. The independent auditors may not be engaged to perform prohibited services under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

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10.	Set clear hiring policies for employees or former employees of the independent auditors.

Financial Reporting Processes and Accounting Policies

11.	In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls). Meet with members of management on a periodic basis to discuss any matters of concern arising out of the evaluations of the Company’s disclosure controls and internal controls over financial reporting undertaken by the Company’s Chief Executive Officer and Chief Financial Officer.

12.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls over financial reporting.

13.	Review and approve all related party transactions.

14.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, or auditing matters.

15.	Establish and maintain procedures for the confidential submission to the Audit Committee by Company’s employees regarding questionable accounting or auditing matters.

Ethical Compliance, Legal Compliance and Risk Management

16.	Establish, review and update periodically a code of ethical conduct (“Code of Conduct”) and ensure that management has established a system to enforce such code. Ensure that the Code of Conduct is in compliance with applicable rules and regulations.

17.	Review management’s monitoring of compliance with the Code of Conduct, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and to the public satisfy legal requirements.

18.	Review with the Company’s counsel, legal compliance matters including corporate securities trading policies.

19.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

20.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and steps management has undertaken to control such risks.

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Other Responsibilities

21.	Annually, prepare the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

22.	Annually, perform a self-assessment relative to the Committee’s purpose, duties, and responsibilities outlined in this Charter.

23.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

24.	Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the foregoing activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies with oversight by the Committee in the areas covered by this Charter.

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ROANOKE ELECTRIC

STEEL CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZRESC1

☒	Please mark votes as in this example.	3465

ROANOKE ELECTRIC STEEL CORPORATION

1. To elect three Class B directors to serve until the Annual Meeting of Shareholders in 2007 and, in the case of each director, until his successor is duly elected and qualified.					2. In their discretion, upon such other matters as may properly come before the meeting and any adjournments thereof.

Nominees:	(01) Timothy R. Duke, (02) George W. Logan and (03) Joseph H. Vipperman

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above
Mark box at right if an address change has been noted on the reverse side of this card. ☐

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 29, 2003.

Unless otherwise indicated hereon, all shares shall be voted for the election of directors.

Your shares cannot be voted unless you sign, date and return this Proxy.

Signature:	Date:	Signature:	Date:

DETACH HERE	ZRESC2

ROANOKE ELECTRIC STEEL CORPORATION

Proxy for Annual Meeting of Shareholders

February 17, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald G. Smith and Thomas J. Crawford, or either of them who shall act, proxies for and with all the powers of the undersigned, each with powers of substitution, to vote all shares of the common stock of Roanoke Electric Steel Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of said Corporation to be held in the auditorium of the American Electric Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, on February 17, 2004, at 10:00 a.m., local time, and at all adjournments thereof, on all matters set forth in the Notice and accompanying Proxy Statement for said meeting, a copy of which has been received by the undersigned, as follows on the reverse side of this card.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED? If so, print new address below: